UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 24, 2015

Wells Financial Corp.
(Exact name of registrant as specified in its charter)

Minnesota	333-202694	41-1799504
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

53 First Street, S.W., Wells, Minnesota	56097
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(507) 553-3151

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

WELLS FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

On July 24, 2015, the Registrant issued a press release to announce earnings for the quarter  and six months ended June 30, 2015. A copy of the press release is furnished with this report as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

The following exhibits are being furnished with this report.

No.           Description

99.1           Press Release, dated July 24, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FINANCIAL CORP.

Date:	July 24, 2015	By:	/s/ James D. Moll
James D. Moll
President and Chief Executive Officer
(Duly Authorized Representative)